FIRST AMENDMENT TO THE CREDIT AGREEMENT


                  FIRST AMENDMENT TO THE CREDIT AGREEMENT (this "Amendment"), dated as of December 16, 1996, among USI AMERICAN HOLDINGS, INC., a Delaware corporation (the "Company"), USI FUNDING, INC., a Delaware corporation ("USI Funding," and together with the Company, each a "Borrower," and collectively the "Borrowers"), U.S. INDUSTRIES, INC., a Delaware corporation (the "Parent"), BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION, as Bank (in such capacity the "Existing Bank"), as Issuing Bank and Swingline Bank, and as Agent (in such capacity the "Agent") and each of the lenders listed on Schedule A hereto (the "New Banks"). All capitalized terms used herein and not otherwise defined shall have the respective meanings provided such terms in the Credit Agreement referred to below.


                                    RECITALS

                   The Borrowers, the Parent, the Existing Bank, the Issuing Bank and Swingline Bank, and the Agent are parties to a Credit Agreement dated as of December 12, 1996 (the "Credit Agreement"); and

                   WHEREAS, the parties hereto wish to amend the Credit Agreement as herein provided;

                                   ARTICLE I.

                                    AGREEMENT

                  1.01 The Existing Bank hereby sells and assigns to each of the New Banks without recourse and without representation or warranty (other than as expressly provided herein), and each New Bank hereby purchases and assumes from the Existing Bank, that interest in and to each of the Existing Bank's rights and obligations under the Credit Agreement as of the date hereof which in the aggregate represents such New Bank's pro rata share (for each such New Bank, its "Pro Rata Share") as set forth on Schedule B hereto (calculated after giving effect to this Amendment), and such Pro Rata Share represents all of the outstanding rights and obligations under the Credit Agreement that are being sold and assigned to each New Bank, including, without limitation all rights and obligations with respect to such New Bank's Pro Rata Share of the Aggregate Commitment, including all such rights and obligations with respect to such New Bank's Pro Rata Share of outstanding Committed Loans, Swingline Loans and Letters of Credit. After giving effect to this Amendment, the Existing Bank's and New Banks' Commitments will be as set forth on Schedule C hereto.

                  1.02 On and after the First Amendment Effective Date (as hereinafter defined), Schedule 1.01(a) to the Credit Agreement shall be amended by deleting Schedule

1.01(a) thereto in its entirety and by inserting in lieu thereof a new Schedule 1.01(a) in the form of Schedule D hereto. For purposes of Section 12.02 of the Credit Agreement, the address of each Bank shall be as set forth on Schedule D hereto, or at such other address as such Bank may hereafter notify the Agent in accordance with Section 12.10 of the Credit Agreement.

                  1.03 Each of the Banks (i) agrees that it will, independently and without reliance upon Bank of America National Trust and Savings Association as Agent or Existing Bank and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement; (ii) appoints and authorizes the Agent to take such action as agent on its behalf and to exercise such powers under the Credit Agreement and the other Loan Documents as are delegated to the Agent by the terms thereof, together with such powers as are reasonably incidental thereto and (iii) agrees that it will perform in accordance with their terms all of the obligations which by the terms of the Credit Agreement are required to be performed by it as a Bank.

                  1.04 The Existing Bank and each of the New Banks hereby agrees that all amounts accrued with respect to the Commitments, the Loans or the Letters of Credit prior to the delivery by such New Bank of the amount referred to in clause (ii) of Section 3.01 of this Amendment shall be for the account of the Existing Bank and that all such amounts accrued after the delivery of such amounts referred to in clause (ii) of such Section 3.01 shall be for the account of such New Bank based upon its Pro Rata Share.

                  1.05 In accordance with Section 12.07(a) of the Credit Agreement, on and as of the date upon which each of the New Banks delivers the amounts referred to in clause (ii) of Section 3.01 of this Amendment, each New Bank shall become a "Bank" under, and for all purposes of, the Credit Agreement and the other Loan Documents.

                                   ARTICLE II.

                         REPRESENTATIONS AND WARRANTIES

                  2.01 The Existing Bank (i) represents and warrants that it is the legal and beneficial owner of the interest being sold and assigned by it hereunder and that such interest is free and clear of any adverse claim; (ii) makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with the Credit Agreement or the other Loan Documents or the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Credit Agreement or the other Loan Documents or any other instrument or document furnished pursuant thereto; and (iii) makes no representation or warranty and assumes no responsibility with respect to the financial condition of the Borrowers, the Parent or any of their Subsidiaries or the performance or observance by any of the parties to the Credit Agreement or the other Loan Documents of any of such parties' obligations thereunder or under any other instrument or document furnished pursuant thereto.

                  2.02 Each of the New Banks (i) represents and warrants that it has received a copy of the Credit Agreement and the other Loan Documents, together with copies of the financial statements referred to therein and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Amendment; (ii) represents and warrants that it is an Eligible Assignee under Section 12.07(a) of the Credit Agreement.

                                  ARTICLE III.

                              CONDITIONS PRECEDENT

                  3.01 Subject to Section 3.02 of this Amendment, this Amendment shall become effective on the date (the "First Amendment Effective Date") when
(i) each Borrower, the Parent, the Existing Bank and each New Bank shall have signed a counterpart hereof (whether the same or different counterparts) and shall have delivered (including by way of facsimile transmission) the same to the Agent in accordance with Section 12.02(a) of the Credit Agreement and (ii) each New Bank shall have delivered to the Agent, for the account of the Existing Bank an amount equal to such New Bank's relevant Pro Rata Share of the outstanding Committed Loans.

                  3.02 Notwithstanding Section 3.01 of this Amendment, if for any reason any New Bank shall not have (i) signed a counterpart hereof and delivered the same to the Agent in accordance with Section 12.02(a) of the Credit Agreement and (ii) delivered to the Agent an amount equal to such New Bank's Pro Rata Share of the outstanding Committed Loans, in each case on or prior to 5:00 p.m. New York time on December 19, 1996, then, if the Existing Bank agrees, this Amendment shall become effective notwithstanding such failure, provided that (x) Schedules A, B, C and D hereto shall be modified to delete any such New Bank, and such New Bank's relevant Pro Rata Share shall be reallocated to the Existing Bank and (y) the signature pages of this Amendment shall be deemed revised to delete such New Bank's name therefrom.

                                   ARTICLE IV.

                       AMENDMENTS TO THE CREDIT AGREEMENT

                  4.01 The definition of Interest Period appearing in the Credit Agreement is hereby amended by deleting the text "one month" and inserting the text "three months" in lieu thereof.

                  4.02 The definition of LIBOR appearing in the Credit Agreement is deleted in its entirety and the following new definition of "LIBOR" is inserted in lieu thereof:

                           "LIBOR" means, for each Interest Period for Eurodollar Loans comprising the same Borrowing, the rate of interest per annum determined by the Agent to be the arithmetic mean (rounded upward to the nearest whole multiple of 1/16th%) of the rates of interest per annum notified to the Agent by each Reference Bank as the rate at which Dollar deposits for such Interest Period would be offered, or in the case of a Non-Standard Interest Period that is greater than one month the rate at which Dollar deposits for a three-month Interest Period would be offered, or in the case of a Non-Standard Interest Period that is less than one-month, the rate at which Dollar deposits for a one-month Interest Period would be offered, and in an amount approximately equal to the amount of the Eurodollar Loan of such Reference Bank during such Interest Period would be offered by its Eurodollar Lending office to major banks in the London interbank market at or about 11:00 a.m. (London time) on the Second Business Day prior to the commencement of such Interest Period."

                  4.03 The definition of Material Subsidiary appearing in the Credit Agreement is hereby amended by inserting the text ",provided, that USI Funding shall in any event constitute a Material Subsidiary of the Parent" immediately following the text "and its consolidated Subsidiaries" appearing therein.

                  4.04 Section 8.04(c) of the Credit Agreement is hereby amended by deleting the text "and" the first time it appears therein.

                  4.05 Section 8.04(f) of the Credit Agreement is hereby amended by (1) inserting the text "and" immediately preceding clause (y) thereof and (2) deleting the text "$5,000,000 and (z) other letters of credit, so long as the sum of undrawn face amounts and reimbursement obligations under this clause z shall not exceed $50,000,000" and inserting the text "$55,000,000" in lieu thereof.

                  4.06 Section 8.04(g) of the Credit Agreement is hereby amended by inserting the text "in an aggregate principal amount of $125,000,000" immediately following the text "under the Senior Notes" appearing therein.

                  4.07 Section 12.01(a)(ii) of the Credit Agreement is hereby amended by deleting the second parenthetical in its entirety and inserting the new parenthetical "(pursuant to Section 2.19 or otherwise)" in lieu thereof.

                  4.08 Section 12.07 of the Credit Agreement is hereby amended by inserting the text "or the then remaining commitment of such Bank" immediately following the number "$5,000,000" appearing therein.


                                    ARTICLE V

                                  MISCELLANEOUS

                  5.01 THIS AMENDMENT IS LIMITED AS SPECIFIED AND SHALL NOT CONSTITUTE A MODIFICATION, ACCEPTANCE OR WAIVER OF ANY OTHER PROVISION OF THE CREDIT AGREEMENT OR ANY other Loan Document.

                  5.02 This Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A complete set of counterparts shall be lodged with each Borrower, the Issuing Bank and Swingline Bank and the Agent.

                  5.03 THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

                  5.04 From and after the First Amendment Effective Date, all references in the Credit Agreement and each of the Loan Documents to the Credit Agreement shall be deemed to be references to such Credit Agreement as amended hereby.

                  IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Amendment to be duly executed and delivered as of the date first above written.

                                   USI AMERICAN HOLDINGS, INC.


                                   By /s/ Robert M. Brier
                                      ----------------------------
                                   Title: Vice President


                                   USI FUNDING, INC.


                                   By /s/ Robert M. Brier
                                      ----------------------------
                                   Title: Vice President


                                   U.S. INDUSTRIES, INC.


                                   By /s/ Robert M. Brier
                                      ----------------------------
                                   Title: Vice President


                                   BANK OF AMERICA NATIONAL TRUST
                                    AND SAVINGS ASSOCIATION, as
                                    Agent


                                   By /s/ Steve A. Aronowitz
                                     -----------------------------
                                   Title: Managing Director


                                   BANK OF AMERICA NATIONAL TRUST
                                    AND SAVINGS ASSOCIATION,
                                    as Issuing Bank

                                   By /s/ Steve A. Aronowitz
                                     -----------------------------
                                   Title: Managing Director

                                 BANK OF AMERICA NATIONAL TRUST
                                   AND SAVINGS ASSOCIATION,
                                   as Swingline Bank


                                 By /s/ Steve A. Aronowitz
                                   -----------------------------
                                 Title: Managing Director


                                 BANK OF AMERICA NATIONAL TRUST
                                   AND SAVINGS ASSOCIATION,
                                   as Bank


                                 By /s/ Steve A. Aronowitz
                                   -----------------------------
                                 Title: Managing Director

                                 BA SECURITIES, INC.
                                   as Arranger


                                 By /s/ Frank Britton
                                   -----------------------------
                                 Title: Managing Director


                                 ABN AMRO BANK, N.V.


                                 By /s/ David Cohen
                                   -----------------------------
                                 Title: C.B.O.

                                 By /s/ David B. Martens
                                   -----------------------------
                                 Title: Vice President


                                 BANCA NAZIONALE DEL LAVORO SPA,
                                   NEW YORK BRANCH


                                 By /s/ Guiliano Violetta
                                   ------------------------------
                                 Title: First Vice President

                                 By /s/ Giulio Giovine
                                   ------------------------------
                                 Title: Vice President

                                 BANK OF NEW YORK


                                 By /s/ Walter C. Parelli
                                   ------------------------------
                                 Title: Assistant Vice President


                                 THE BANK OF NOVA SCOTIA


                                 By /s/ Brian Allen
                                   ------------------------------
                                 Title: Sr. Relationship Manager


                                 BANK OF TOKYO-MITSUBISHI TRUST
                                  COMPANY


                                 By /s/ Michael C. Irwin
                                   ------------------------------
                                 Title: Vice President


                                 BANKERS TRUST COMPANY


                                 By /s/ T.J. Morris
                                   ------------------------------
                                 Title: Vice President


                                 BANQUE PARIBAS


                                 By /s/ Ann C. Pifer
                                   ------------------------------
                                 Title: Vice President

                                 By /s/ Duane P. Helkowski
                                   ------------------------------
                                 Title: Assistant Vice President


                                 THE CHASE MANHATTAN BANK


                                 By /s/ Peter C. Eckstein
                                   ------------------------------
                                 Title: Vice President

                                 CIBC, INC.


                                 By /s/ Timothy E. Doyle
                                   ------------------------------
                                 Title: Authorized Signatory

                                 CITIBANK, N.A.


                                 By /s/ William G. Martens
                                   ------------------------------
                                 Title: Attorney-in-Fact


                                 CREDIT LYONNAIS NEW YORK
                                   BRANCH


                                 By /s/ Rod Hurst
                                   ------------------------------
                                 Title: Vice President


                                 THE DAI-ICHI KANGYO BANK, LIMITED


                                 By /s/ Ronald Wolinsky
                                   ------------------------------
                                 Title: Vice President & Group Leader


                                 DEUTSCHE BANK AG, NEW YORK
                                  BRANCH AND/OR CAYMAN ISLANDS
                                  BRANCH


                                 By /s/ Stephan A. Wiedemann
                                   ------------------------------
                                 Title: Vice President

                                 By /s/ Thomas A. Foley
                                   ------------------------------
                                 Title: Assistant Vice President

                                 THE FIRST NATIONAL BANK
                                  OF CHICAGO


                                 By /s/ Amy L. Golz
                                   ------------------------------
                                 Title: Assistant Vice President


                                 FLEET NATIONAL BANK


                                 By /s/ Robert C. Rubino
                                   ------------------------------
                                 Title: Vice President


                                 THE FUJI BANK, LIMITED,
                                   NEW YORK BRANCH


                                 By /s/ Masanobu Kobayashi
                                   ------------------------------
                                 Title: Vice President & Manager


                                 MIDLAND BANK PLC, NEW YORK
                                  BRANCH


                                 By /s/ R. Forster
                                   ------------------------------
                                 Title: Authorized Signatory


                                 THE INDUSTRIAL BANK OF JAPAN,
                                 LIMITED, NEW YORK BRANCH


                                 By /s/ John V. Veltri
                                   ------------------------------
                                 Title: Senior Vice President

                                 LTCB TRUST COMPANY


                                 By /s/ Noburo Kubota
                                   ------------------------------
                                 Title: Senior Vice President


                                 MELLON BANK, N.A.


                                 By /s/ John Paul Marotta
                                   ------------------------------
                                 Title: Assistant Vice President


                                 MORGAN GUARANTY TRUST
                                   COMPANY OF NEW YORK


                                 By /s/ Carl J. Mehldau, Jr.
                                   ------------------------------
                                 Title: Associate


                                 NATIONAL WESTMINSTER BANK PLC


                                 By /s/ Greg Stoeckle
                                   ------------------------------
                                 Title: Vice President


                                 NATIONSBANK, N.A.


                                 By /s/ Marcus A. Boyer
                                   ------------------------------
                                 Title: Senior Vice President


                                 THE NIPPON CREDIT BANK, LTD.


                                 By /s/ Clifford Abramsky
                                   ------------------------------
                                 Title: Senior Manager

                                 PNC BANK, NATIONAL ASSOCIATION


                                 By /s/ Patrick Kinzler
                                   ------------------------------
                                 Title: Vice President


                                 ROYAL BANK OF CANADA


                                 By /s/ John M. Crawford
                                   ------------------------------
                                 Title: Sr. Manager

                                 THE ROYAL BANK OF SCOTLAND
                                   PLC


                                 By /s/ Russell M. Gibson
                                   ------------------------------
                                 Title: Vice President & Deputy Manager


                                 THE SANWA BANK, LIMITED,
                                   NEW YORK BRANCH


                                 By /s/ Jean-Michel Fatovic
                                   ------------------------------
                                 Title: Vice President


                                 SOCIETE GENERALE


                                 By /s/ Karen M. Sager
                                   ------------------------------
                                 Title: Vice President


                                 THE SUMITOMO BANK, LIMITED,
                                   NEW YORK BRANCH


                                 By /s/ Yoshinori Kawamura
                                   ------------------------------
                                 Title: Joint General Manager

                                 THE SUMITOMO TRUST & BANKING
                                   CO., LTD, NEW YORK BRANCH


                                 By /s/ Hidehiko Asai
                                   ------------------------------
                                 Title: Deputy General Manager


                                 TORONTO-DOMINION (NEW YORK),
                                  INC.


                                 By /s/ David G. Parker
                                   ------------------------------
                                 Title: Vice President

                                   SCHEDULE A
                                       to
                                    NEW BANKS

ABN AMRO BANK, N.V.

BANCA NAZIONALE DEL LAVORO SPA, NEW YORK BRANCH

THE BANK OF NEW YORK

THE BANK OF NOVA SCOTIA

BANK OF TOKYO-MITSUBISHI TRUST COMPANY

BANKERS TRUST COMPANY

BANQUE PARIBAS

THE CHASE MANHATTAN BANK

CIBC, INC.

CITIBANK, N.A.

CREDIT LYONNAIS NEW YORK BRANCH

THE DAI-ICHI KANGYO BANK, LIMITED

DEUTSCHE BANK AG, NEW YORK BRANCH AND/OR CAYMAN ISLANDS
BRANCH

THE FIRST NATIONAL BANK OF CHICAGO

FLEET NATIONAL BANK

THE FUJI BANK, LIMITED, NEW YORK BRANCH

THE INDUSTRIAL BANK OF JAPAN, LIMITED, NEW YORK BRANCH

                                   SCHEDULE A
                                     Page 2

LTCB TRUST COMPANY

MELLON BANK, N.A.

MIDLAND BANK PLC, NEW YORK BRANCH

MORGAN GUARANTY TRUST COMPANY OF NEW YORK

NATIONAL WESTMINSTER BANK PLC

NATIONSBANK, N.A.

THE NIPPON CREDIT BANK, LTD

PNC BANK, NATIONAL ASSOCIATION

THE ROYAL BANK OF SCOTLAND PLC

ROYAL BANK OF CANADA

THE SANWA BANK, LIMITED, NEW YORK BRANCH

SOCIETE GENERALE

THE SUMITOMO BANK, LIMITED, NEW YORK BRANCH

THE SUMITOMO TRUST & BANKING CO., LTD, NEW YORK BRANCH

TORONTO-DOMINION (NEW YORK), INC.

                                   SCHEDULE B
                                       to
                                 FIRST AMENDMENT


================================================================================
New Banks                                               Pro Rata Share
--------------------------------------------------------------------------------
ABN AMRO BANK, N.V.                                     4.000000000%
--------------------------------------------------------------------------------
BANQUE PARIBAS                                          4.000000000%
--------------------------------------------------------------------------------
THE CHASE MANHATTAN BANK                                4.000000000%
--------------------------------------------------------------------------------
CITIBANK, N.A.                                          4.000000000%
--------------------------------------------------------------------------------
THE INDUSTRIAL BANK OF JAPAN, LIMITED,                  4.000000000%
  NEW YORK BRANCH
--------------------------------------------------------------------------------
MORGAN GUARANTY TRUST COMPANY OF NEW                    4.000000000%
YORK
--------------------------------------------------------------------------------
NATIONAL WESTMINSTER BANK PLC                           4.000000000%
--------------------------------------------------------------------------------
NATIONSBANK, N.A.                                       4.000000000%
--------------------------------------------------------------------------------
THE SUMITOMO BANK, LIMITED,                             4.000000000%
  NEW YORK BRANCH
--------------------------------------------------------------------------------
TORONTO-DOMINION (NEW YORK), INC.                       4.000000000%
================================================================================
--------------------------------------------------------------------------------
THE BANK OF NEW YORK                                    2.666666667%
--------------------------------------------------------------------------------
THE BANK OF NOVA SCOTIA                                 2.666666667%
--------------------------------------------------------------------------------
BANK OF TOKYO-MITSUBISHI TRUST COMPANY                  2.666666667%
--------------------------------------------------------------------------------
BANKERS TRUST COMPANY                                   2.666666667%
--------------------------------------------------------------------------------
CREDIT LYONNAIS NEW YORK BRANCH                         2.666666667%
--------------------------------------------------------------------------------
THE FUJI BANK, LIMITED, NEW YORK BRANCH                 2.666666667%
--------------------------------------------------------------------------------
LTCB TRUST COMPANY                                      2.666666667%
--------------------------------------------------------------------------------
MELLON BANK, N.A.                                       2.666666667%

                                   SCHEDULE B
                                     Page 2





--------------------------------------------------------------------------------
MIDLAND BANK PLC, NEW YORK BRANCH                       2.666666667%
--------------------------------------------------------------------------------
PNC BANK, NATIONAL ASSOCIATION                          2.666666667%
--------------------------------------------------------------------------------
ROYAL BANK OF CANADA                                    2.666666667%
--------------------------------------------------------------------------------
THE SANWA BANK, LIMITED, NEW YORK BRANCH                2.666666667%
--------------------------------------------------------------------------------
SOCIETE GENERALE                                        2.666666667%
--------------------------------------------------------------------------------
CIBC, INC.                                              2.333333333%
--------------------------------------------------------------------------------
THE DAI-ICHI KANGYO BANK, LIMITED                       2.333333333%
--------------------------------------------------------------------------------
DEUTSCHE BANK AG, NEW YORK BRANCH AND/OR                2.333333333%
CAYMAN ISLANDS BRANCH
--------------------------------------------------------------------------------
THE FIRST NATIONAL BANK OF CHICAGO                      2.333333333%
--------------------------------------------------------------------------------
FLEET NATIONAL BANK                                     2.333333333%
--------------------------------------------------------------------------------
THE NIPPON CREDIT BANK, LTD.                            2.333333333%
--------------------------------------------------------------------------------
THE ROYAL BANK OF SCOTLAND PLC                          2.333333333%
--------------------------------------------------------------------------------
THE SUMITOMO TRUST & BANKING CO., LTD,                  2.333333333%
  NEW YORK BRANCH
--------------------------------------------------------------------------------
BANCA NAZIONALE DEL LAVORO SPA, NEW YORK                1.333333333%
BRANCH
================================================================================

                                   SCHEDULE C
                                       to
                                 FIRST AMENDMENT


================================================================================
New Banks                                               Commitment
--------------------------------------------------------------------------------
ABN AMRO BANK, N.V.                                     $30,000,000.00
--------------------------------------------------------------------------------
BANQUE PARIBAS                                          $30,000,000.00
--------------------------------------------------------------------------------
THE CHASE MANHATTAN BANK                                $30,000,000.00
--------------------------------------------------------------------------------
CITIBANK, N.A.                                          $30,000,000.00
--------------------------------------------------------------------------------
THE INDUSTRIAL BANK OF JAPAN, LIMITED, NEW              $30,000,000.00
YORK BRANCH
--------------------------------------------------------------------------------
MORGAN GUARANTY TRUST COMPANY OF NEW                    $30,000,000.00
YORK
--------------------------------------------------------------------------------
NATIONAL WESTMINSTER BANK PLC                           $30,000,000.00
--------------------------------------------------------------------------------
NATIONSBANK, N.A.                                       $30,000,000.00
--------------------------------------------------------------------------------
THE SUMITOMO BANK, LIMITED,                             $30,000,000.00
  NEW YORK BRANCH
--------------------------------------------------------------------------------
TORONTO-DOMINION (NEW YORK), INC.                       $30,000,000.00
--------------------------------------------------------------------------------
THE BANK OF NEW YORK                                    $20,000,000.00
--------------------------------------------------------------------------------
THE BANK OF NOVA SCOTIA                                 $20,000,000.00
--------------------------------------------------------------------------------
BANK OF TOKYO-MITSUBISHI TRUST COMPANY                  $20,000,000.00
--------------------------------------------------------------------------------
BANKERS TRUST COMPANY                                   $20,000,000.00
--------------------------------------------------------------------------------
CREDIT LYONNAIS NEW YORK BRANCH                         $20,000,000.00
--------------------------------------------------------------------------------
THE FUJI BANK, LIMITED, NEW YORK BRANCH                 $20,000,000.00
--------------------------------------------------------------------------------
LTCB TRUST COMPANY                                      $20,000,000.00
--------------------------------------------------------------------------------
MELLON BANK, N.A.                                       $20,000,000.00
--------------------------------------------------------------------------------
MIDLAND BANK PLC, NEW YORK BRANCH                       $20,000,000.00

                                   SCHEDULE C
                                     Page 2





--------------------------------------------------------------------------------
PNC BANK, NATIONAL ASSOCIATION                          $20,000,000.00
--------------------------------------------------------------------------------
ROYAL BANK OF CANADA                                    $20,000,000.00
--------------------------------------------------------------------------------
THE SANWA BANK, LIMITED, NEW YORK BRANCH                $20,000,000.00
--------------------------------------------------------------------------------
SOCIETE GENERALE                                        $20,000,000.00
--------------------------------------------------------------------------------
CIBC, INC.                                              $17,500,000.00
--------------------------------------------------------------------------------
THE DAI-ICHI KANGYO BANK, LIMITED                       $17,500,000.00
--------------------------------------------------------------------------------
DEUTSCHE BANK AG, NEW YORK BRANCH AND/OR                $17,500,000.00
CAYMAN ISLAND BRANCH
--------------------------------------------------------------------------------
THE FIRST NATIONAL BANK OF CHICAGO                      $17,500,000.00
--------------------------------------------------------------------------------
FLEET NATIONAL BANK                                     $17,500,000.00
--------------------------------------------------------------------------------
THE NIPPON CREDIT BANK, LTD.                            $17,500,000.00
--------------------------------------------------------------------------------
THE ROYAL BANK OF SCOTLAND PLC                          $17,500,000.00
--------------------------------------------------------------------------------
THE SUMITOMO TRUST & BANKING CO., LTD,                  $17,500,000.00
  NEW YORK BRANCH
--------------------------------------------------------------------------------
BANCA NAZIONALE DEL LAVORO SPA, NEW YORK                $10,000,000.00
BRANCH
================================================================================